[MFS LOGO]

Annual Report
for Year Ended
November 30, 1996

MFS(R) Emerging Growth Fund

Table of Contents
Letter from the Chairman                            1
A Discussion with the Portfolio Manager             3
Portfolio Manager's Profile                         5
Performance Summary                                 6
Fund Facts                                          8
Portfolio of Investments                           10
Financial Statements                               26
Notes to Financial Statements                      33
Independent Auditors' Report                       40
Trustees and Officers                              41


Highlights

o For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return at net asset value of 19.52%, Class B shares 18.52%, and Class C shares, which became available on April 1, 1996, 18.52%.

o Smaller companies underperformed most of the year. With a strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead.

o Many of the Fund's technology stocks did very well, benefiting from the restructuring and cost-cutting efforts of corporate America.

o We see a continuation of the slow growth that the United States has been experiencing for the last few years, a situation which has helped corporate earnings as restructurings have lowered costs and helped improve profit margins.

Letter from the Chairman



[Photo of A. Keith Brodkin]

   A. Keith Brodkin



Dear Shareholders:

The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets throughout much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly increasing wages. Retail sales, which have been flat for several months, appear to be improving for the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

   We believe U.S. equity investors should lower their expectations for 1997. The expected slowdown in corporate earnings growth and interest rate increases earlier in the year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates and an acceleration of inflation, coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market in the near term. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We believe many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

   Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new infor-mation on the Fund's holdings, including a chart illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

   We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

December 12, 1996

A Discussion with the Portfolio Manager

[Photo of John W. Ballen]

    John W. Ballen

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 19.52%, Class B shares 18.52%, and Class C shares, which became available on April 1, 1996, 18.52%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges, and they compare to a 27.85% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, and a 16.52% return for the Russell 2000 Total Return Index (an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ).

Q. What do you think were some of the major reasons for the Fund's performance over the past year, John?

A. The stock market in 1996 was dominated by the larger-capitalization issues as represented by the Dow Jones Industrial Average and the S&P 500. Most of the other indices, which include less well-known names, have lagged. However, the Fund's performance compared favorably to the Russell 2000 as investors rewarded the earnings growth of many companies owned by the Fund.

Q. How would you describe the business and economic environment you faced over the past year, particularly as it relates to the Fund?

A. The business and economic environment was benign. Modest economic growth coupled with productivity gains by corporate America provided a favorable environment. However, semiconductor issues performed poorly as inventory oversupply hurt their sales. The health maintenance organizations (HMOs) also performed poorly as companies underestimated health care costs and set their prices too low. This poor performance spilled over from the first half of the year to affect performance for the entire technology and health care sectors -- two of the larger components of the portfolio.

Q. How would you characterize the performance of smaller companies relative to larger companies over the past year, and what do you think were some of the reasons for the difference in performance?

A. Smaller companies underperformed most of the year. With a very strong market, investors ignored the strong earnings growth of the smaller companies and bid up prices of the larger companies instead. In fact, earnings results for the smaller companies in the Fund generally remained strong all year.

Q. We noticed that technology is the largest sector in the Fund. What is it you like about technology, and could you discuss any sub-groups within technology that you find particularly attractive?

A. The U.S. economy has experienced very weak growth in gross domestic product. At the same time, this has been one of the best five-year periods for earnings growth. A major reason for this is the restructuring occurring throughout corporate America, which has improved productivity. Much of this restructuring has been made possible by technology companies, especially software and networking companies that are helping their corporate customers reduce costs.

Q. However, your largest holding is not a technology stock, but HFS, Inc., a franchisor of hotels and real estate companies. What makes this company attractive?

A. HFS is a consumer services company. This company has acquired companies in the hotel, real estate, and car rental industries. All of these businesses fit into HFS very well, and the company has increased internal growth over 30% from revenue and cost savings opportunities. Supplementing this internal growth has been what we believe to be the best acquisition team of the 1990s. The team has made several acquisitions that greatly increased the earnings growth rate this year. And while the stock has outperformed the market, its valuation has lagged its earnings growth rate, making it attractively priced.

Q. In general, what characteristics or qualities do you look for in selecting stocks for the Fund?

A. We try to be early in identifying small-and mid-cap growth stocks selling at lower-than-average valuations, with the potential to become attractive to investors as they grow. We are long-term investors and the Fund has a low turnover, so we look for companies that will succeed over the long term with what we regard as superior management and market positions.

Q. Can you talk about some other stocks or sectors that performed as well as or better than expected and tell us why you think they did well?

A. Many of our technology stocks did very well. As corporate America restructures and focuses on reducing costs, companies are making more use of technology and software. Oracle Systems, the database and applications provider, BMC Software, Computer Associates, and Compuware have all performed well.

Q. Now, could you talk about some stocks or sectors that did not perform as well as you expected?

A. The health care sector was a disappointing sector for the Fund this year. The HMOs set their prices too low to ensure revenues in 1996. United Healthcare, Healthsource, and Mid Atlantic Medical all underperformed. We are, however, optimistic that these companies will benefit from price increases implemented in 1997.

Q. Can you tell us about some sectors you might be avoiding, and why?

A. We tend usually to avoid some of the slower-growing sectors of the U.S. economy. Examples are energy, industrial, and cyclical-related stocks.

Q. As you look ahead, what changes do you see in the overall market or economic environment, particularly as it relates to the Fund, and how are you positioning the Fund to try to take advantage of those changes?

A. I see a continuation of the slow growth that the United States has been experiencing for the past few years. While this has been a slow-growing economy, it has been great for corporate earnings, as restructurings have lowered costs and helped improve profit margins. Many of the smaller companies, with their lower costs, can capitalize on this trend. We believe technology and outsourcing companies, which are large holdings for the Fund, can continue to benefit from these developments.

Respectfully,

/s/ John W. Ballen

John W. Ballen
Portfolio Manager


Portfolio Manager's Profile

John W. Ballen began his career at MFS as an industry specialist in 1984. A graduate of Harvard College, the University of New South Wales and the Stanford University Graduate School of Business Administration, he was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management and on May 1, 1995 he became Chief Equity Officer. He has been the Portfolio Manager of MFS Emerging Growth Fund since 1987.

Performance Summary

The information below and on the following page illustrates the historical performance of MFS Emerging Growth Fund Class B shares in comparison to various market indicators. Graph results do not reflect the deduction of any contingent deferred sales charge (CDSC) which is not applicable after a six-year period. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class A and Class C shares will be greater or less than the line shown, based on differences in loads and fees.


[Description of line chart]

Growth of a Hypothetical $10,000 Investment
(For the Period from December 29, 1986 to November 30, 1996)


        MFS Emerging Growth   S&P 500           Russell      Consumer Price
        Fund Class B          Composite Index   2000 Index   Index - U.S.

12/86   10000                 10000             10000        10000
        9036                  10453              8201         9528
11/88   10745                 10891             10648        11735
        13982                 11398             12811        15345
11/90   12527                 12113              9962        14808
        21945                 12475             14000        17818
11/92   28364                 12856             17332        21097
        33854                 13200             20621        23225
11/94   36633                 13553             20391        23463
        53079                 13901             26200        32104
11/96   62912                 14377             30526        41017

                                                                        Life of
Average Annual Total Returns            1 Year    3 Years    5 Years    Fund+++
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class A)
  including 5.75% sales charge          +12.67%    +21.50%   +22.63%      +19.95%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class A) at
  net asset value                       +19.52%    +23.92%   +24.09%      +20.67%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class B)
  with CDSC                             +14.52%    +22.28%   +23.27%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class B)
  without CDSC                          +18.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class C)
  with CDSC                             +17.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
MFS Emerging Growth Fund (Class C)
  without CDSC                          +18.52%    +22.94%   +23.45%      +20.35%
-------------------------------------  ---------  --------- --------- ----------
Average mid-cap fund**                  +19.21%    +16.66%   +16.45%      +14.34%
-------------------------------------  ---------  --------- --------- ----------
Standard & Poor's 500 Composite
  Index+                                +27.85%    +20.88%   +18.15%      +15.28%
-------------------------------------  ---------  --------- --------- ----------
Russell 2000 Index+                     +16.52%    +13.97%   +16.83%      +11.90%
-------------------------------------  ---------  --------- --------- ----------
Consumer Price Index*                    +3.42%     +2.89%    +2.88%       +3.73%
-------------------------------------  ---------  --------- --------- ----------

  *The Consumer Price Index is a popular measure of change in prices. **Source: Lipper Analytical Services.
  +Source: CDA/Wiesenberger.
+++For the period from commencement of investment operations, December 29, 1986 to November 30, 1996.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B results with the contingent deferred sales charge (CDSC) reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class A and Class C share performance includes the performance of the Fund's Class B shares for periods prior to the commencement of offering of Class A shares on September 13, 1993 and of Class C shares on April 1, 1996. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class B share performance, which is included within the Class A share performance, including the sales charge, has been adjusted to reflect the initial sales charge generally applicable to Class A shares rather than the CDSC generally applicable to Class B shares. The Class B share performance included within the Class C share performance with CDSC has been adjusted to reflect the lower CDSC generally applicable to Class C shares, rather than the higher CDSC generally applicable to Class B shares. Class A and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are higher for Class B shares, and not significantly different for Class C shares.

Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.


Fund Facts

Strategy:               The Fund's investment objective is to provide long-term
                        growth of capital by investing primarily in common stocks of companies that MFS believes are early in their life cycle but which have the potential to become major enterprises.

Commencement of
investment operations:  December 29, 1986

Size:                   $6.3 billion net assets as of November 30, 1996



Largest Sectors


[Description of Pie Chart]


Retailing 11.0%
Technology 40.5%
Miscellaneous 19.3%
Leisure 16.1%
Health Care 13.1%

Portfolio Concentration as of November 30, 1996

Top Ten Equity Holdings

HFS, Inc.
Franchiser of hotels and real estate companies

Oracle Corporation
Developer and manufacturer of database software

Computer Associates
Computer software company

Cisco Systems
Computer network developer

United Healthcare
Health maintenance organization

BMC Software
Computer software company

Cadence Design Systems, Inc.
Computer software and systems company

Office Depot
Office supply retailer

Republic Industries
Waste disposal company

Cabletron Systems
Computer network company


Tax Form Summary

In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.

For the year ended November 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 31.1%.

Portfolio of Investments - November 30, 1996

Common Stocks - 97.4%
 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - 92.8%
 Advertising - 0.2%
  Lamar Advertising Co., "A"*                        51,300     $ 1,192,725
  Leap Group, Inc.*                                 150,000         918,750
  Outdoor Systems, Inc.*                            295,425       7,496,409
  Universal Outdoor Holdings, Inc.*                 113,300       3,087,425
                                                              ---------------
                                                                $12,695,309
   --------------------------------------------- ------------ ---------------
 Airlines - 0.1%
  AirNet Systems, Inc.*                             210,400     $ 2,630,000
  Atlas Air, Inc.*                                   77,400       3,599,100
                                                              ---------------
                                                                $ 6,229,100
   --------------------------------------------- ------------ ---------------
 Apparel and Textiles - 0.4%
  Designer Holdings Ltd.*                            30,000     $   461,250
  Donna Karan International, Inc.*                   50,000         818,750
  Donnkenny, Inc.*                                   30,000         121,875
  Mossimo, Inc.*                                     18,200         275,275
  Nine West Group, Inc.*                            507,316      24,034,096
                                                              ---------------
                                                                $25,711,246
   --------------------------------------------- ------------ ---------------
 Automotive - 0.1%
  APS Holding Corp.*                                144,000     $ 2,736,000
  Dura Automotive Systems, Inc.*                     58,400       1,562,200
  Safety Components International, Inc.*             28,000         343,000
  United Auto Group, Inc.*                           21,400         494,875
                                                              ---------------
                                                                $ 5,136,075
   --------------------------------------------- ------------ ---------------
 Aerospace - 0.3%
  Greenwich Air Services, Inc., "B"*                649,900     $14,947,700
  Gulfstream Aerospace Corp.*                       131,800       3,163,200
                                                              ---------------
                                                                $18,110,900
   --------------------------------------------- ------------ ---------------
 Banks and Credit Companies
  Capital One Financial Corp.                        28,500     $ 1,029,562
  First Bank Systems, Inc.                           10,900         794,338
  Northern Trust Corp.                               10,700         777,088
                                                              ---------------
                                                                $ 2,600,988
   --------------------------------------------- ------------ ---------------
 Building
  Dayton Superior Corp.*                            265,000     $ 2,616,875
   --------------------------------------------- ------------ ---------------
 Business Machines - 0.2%
  CMC Industries, Inc.*                              25,000     $   231,250
  Sun Microsystems, Inc.*                           260,000      15,145,000
                                                              ---------------
                                                                $15,376,250
   --------------------------------------------- ------------ ---------------
 Business Services - 6.7%
  Abacus Direct Corp.                                22,700     $   550,475
  AccuStaff, Inc.*                                1,992,400      40,346,100
  ADT Ltd.*                                       1,125,800      23,078,900
  Affiliated Computer Services, Inc., "A"*          482,800      14,001,200
  Alco Standard Corp.                               585,300      30,289,275

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Business Services - continued
  American List Corp.                               130,000    $  3,835,000
  Barnett, Inc.*                                    100,000       2,475,000
  BISYS Group, Inc.*                                390,623      14,550,707
  Caribiner International, Inc.*                     28,200       1,244,325
  Carriage Services, Inc.*                           92,000       1,771,000
  CCC Information Services Group, Inc.*             307,100       4,760,050
  Ceridian Corp.*                                   131,300       6,318,812
  Claremont Technology Group, Inc.*                  53,400       1,308,300
  Computer Sciences Corp.*                          214,000      16,825,750
  Corestaff, Inc.*                                  894,300      22,916,437
  Cornell Corrections, Inc.*                        104,300       1,029,963
  CUC International, Inc.*                        3,450,112      90,996,704
  Data Processing Corp.*                             65,000       1,129,375
  Dendrite International, Inc.*                     155,400       3,729,600
  Donnelley Enterprise Solution*                     57,400       1,442,175
  DST Systems, Inc.*                                307,850       9,966,644
  E Trade Group, Inc.*                               82,700         904,531
  Education Management Corp.*                       129,600       2,397,600
  Employee Solutions, Inc.*                         259,000       4,791,500
  Equity Corp. International*                       425,550       9,149,325
  Fine Host Corp.*                                  125,100       1,985,962
  First Data Corp.                                   24,104         961,147
  First USA Paymentech, Inc.*                        19,500         760,500
  Fiserv, Inc.*                                     307,500      11,608,125
  Forrester Research, Inc.*                          23,500         502,313
  ICT Group, Inc.*                                  300,000       1,350,000
  Intelliquest Information Group*                    53,800       1,291,200
  Interim Services, Inc.*                           565,800      22,207,650
  International Network Services*                    17,800         569,600
  Labor Ready, Inc.*                                 50,000         612,500
  Lason Holdings, Inc.*                              18,500         360,750
  Learning Tree International, Inc.*                 47,700       2,158,425
  May and Speh, Inc.*                                80,000       1,080,000
  Mecon, Inc.*                                       33,600         226,800
  MedQuist, Inc.*                                   163,000       3,137,750
  Meta Group, Inc.*                                  12,500         346,875
  National Data Corp.                                70,700       2,819,162
  National Processing, Inc.*                        190,900       3,436,200
  NCO Group Inc.*                                    33,100         566,838
  NOVA Corp.*                                        22,700         431,300
  Nu Skin Asia Pacific, Inc.*                        38,300       1,134,637
  PHH Corporation*                                   45,300       2,032,837
  PIA Merchandising Services, Inc.*                  35,500         319,500
  Precision Response Corp.*                         250,000       9,281,250
  Profit Recovery Group International, Inc.*         75,000       1,050,000
  Registry, Inc.*                                    13,800         674,475
  RemedyTemp, Inc.*                                  99,900       1,598,400

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Business Services - continued
  Romac International, Inc.*                         60,100    $  1,472,450
  RTW, Inc.*                                         36,000         576,000
  Rural/Metro Corp.*                                272,700       9,544,500
  Sabre Group Holding, Inc.*                        124,400       3,638,700
  Service Experts, Inc.*                             57,100       1,413,225
  SPS Transaction Services Corp.*                   558,245       8,792,359
  Superior Consultant, Inc.*                         15,200         364,800
  Superior Services, Inc.*                           28,700         491,488
  Technology Solutions Co.*                          64,050       2,882,250
  Transaction System Architects, Inc.*              222,800       8,076,500
  Vincam Group, Inc.*                                21,900         761,025
  Walsh International, Inc.*                         47,500         380,000
                                                              ---------------
                                                               $420,706,241
   --------------------------------------------- ------------ ---------------
 Cellular Telephones
  Telephone & Data Systems, Inc.                     18,000    $    672,750
   --------------------------------------------- ------------ ---------------
 Chemicals
  Polymer Group, Inc.*                              249,600    $  3,213,600
   --------------------------------------------- ------------ ---------------
 Computer Software - Services
  Ingram Micro, Inc.*                               112,900    $  2,780,163
   --------------------------------------------- ------------ ---------------
 Computer Software - Personal Computers - 3.6%
  Autodesk, Inc.*                                 1,566,490    $ 43,861,720
  Avant Corp.*                                        8,221         240,464
  Clarify, Inc.*                                     32,400       1,458,000
  Compuserve, Inc.*                                  85,100         893,550
  Cybermedia, Inc.*                                  17,400         352,350
  Documentum, Inc.*                                  12,200         463,600
  Electronic Arts, Inc.*                            229,679       7,378,438
  Epic Design Technology, Inc.*                      76,200       1,905,000
  HCIA, Inc.*                                       565,000      16,243,750
  HNC Software, Inc.*                                25,600         761,600
  Hummingbird Communications Ltd.*                  302,200       9,557,075
  Imnet Systems, Inc.*                               35,700         651,525
  Insight Enterprises, Inc.*                        216,000       7,263,000
  InterSolv, Inc.*                                  135,500       1,253,375
  Keane, Inc.*                                      100,000       5,287,500
  Logic Works, Inc.*                                 52,100         306,088
  MapInfo Corp.*                                     50,000         562,500
  McAfee Associates, Inc.*                           26,271       1,254,440
  Microsoft Corp.*                                  670,100     105,121,937
  National Instruments Corp.*                        23,800         761,600
  Openvision Technologies, Inc.*                     25,300         227,700
  P-Com, Inc.*                                       54,800       1,739,900
  Quality Systems*                                   90,000         821,250
  Segue Software, Inc.*                              25,800         328,950
  Selected Software Tools Ltd.*                      31,500         551,250
  Softdesk, Inc.*                                    37,600         329,000

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Computer Software - Personal Computers - continued
  Symantec Corp.*                                 1,282,000    $ 19,069,750
  Verity, Inc.*                                      30,400         505,400
  Videoserver, Inc.*                                 19,600         960,400
                                                              ---------------
                                                               $230,111,112
   --------------------------------------------- ------------ ---------------
 Computer Software - Systems - 21.9%
  Adobe Systems, Inc.                             1,015,900    $ 40,128,050
  Alphanet Solutions, Inc.*                          15,000         183,750
  Ansys, Inc.*                                       13,000         147,875
  Applix, Inc.*                                      48,000         948,000
  Aspect Development, Inc.*                          25,500         592,875
  Aspen Technology, Inc.*                            75,000       6,253,125
  Astea International, Inc.*                         22,000         123,750
  Aurum Softwave, Inc.*                              19,000         672,125
  BDM International, Inc.*                           43,400       2,039,800
  BMC Software, Inc.*                             4,053,750     176,338,125
  Cadence Design Systems, Inc.+++*                4,267,525     170,167,559
  Carnegie Group, Inc.*                             150,000         881,250
  Checkfree Corp.*                                  170,000       2,890,000
  Citrix Systems, Inc.*                              31,000       1,414,375
  Computer Associates International, Inc.         4,371,900     287,452,425
  Computer Management Sciences, Inc.*                29,475         501,075
  Compuware Corp.*                                1,963,624     110,944,756
  Cotelligent Group, Inc.*                          303,100       6,043,056
  CSG Systems International, Inc.*                   23,300         413,575
  Desktop Data, Inc.*                                15,400         346,500
  Document Sciences Corp.*                           24,000         270,000
  Edify Corp.*                                      120,000       1,680,000
  Factset Research Systems, Inc.*                    59,600       1,400,600
  Helisys, Inc.*                                     50,000         143,750
  HMT Technology Corp.*                              90,000       1,575,000
  HPR, Inc.*                                         29,000         435,000
  IA Corporation I*                                 100,000         562,500
  IDX Systems Corp.*                                 21,300         527,175
  Information Management Resources, Inc.*           106,800       1,762,200
  Informix Corp.*                                 1,184,100      28,122,375
  Intelidata Technologies Corp.*                    171,200       1,259,925
  Intelligroup, Inc.*                                10,700         155,150
  Isocor*                                            53,000         311,375
  Learning Company, Inc.*                           390,000       6,630,000
  Metatec Corp.*                                     60,000         390,000
  Metromail Corp.*                                  106,400       2,460,500
  Oak Technology*                                   400,000       3,950,000
  Objective Systems Integrators, Inc.*               38,500         948,063
  Oracle Systems Corp.*                           7,553,500     370,121,500
  Programmers Paradise, Inc.*                       100,000         650,000
  Radisys Corp.*                                     85,000       3,888,750

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Computer Software - Systems - continued
  Remedy Corp.*                                      41,400   $    1,873,350
  Renaissance Solutions, Inc.*                       67,200        2,536,800
  Rogue Wave Software, Inc.*                         24,400          314,150
  Sapient Corp.*                                     12,400          489,800
  Security Dynamics Technology*                      59,600        2,451,050
  Simulation Sciences, Inc.*                         93,200        1,153,350
  Sterling Software, Inc.*                           10,000          331,250
  Summit Design, Inc.*                               50,000          500,000
  Sunquest Information Systems, Inc.*                20,000          297,500
  Sybase, Inc.*                                   3,054,589       53,837,131
  Sykes Enterprises, Inc.*                           14,850          645,975
  Synopsys, Inc.*                                   662,800       29,328,900
  System Software Associates, Inc.+++             2,519,350       34,955,981
  Techforce Corp.*                                   50,000          331,250
  Technology Modeling Associates, Inc.*              23,100          248,325
  Transition Systems, Inc.*                          51,900          583,875
  Ultradata Corp.*                                   40,000          200,000
  USCS International, Inc.*                         217,300        3,639,775
  Viisage Technology, Inc.*                          41,700          589,013
  Whittman-Hart, Inc.*                              118,200        5,378,100
  Xionics Document Technologies*                    134,500        1,748,500
                                                              ---------------
                                                              $1,377,159,984
   --------------------------------------------- ------------ ---------------
 Construction Services - 0.1%
  Shaw Group, Inc.*                                 159,400   $    4,104,550
   --------------------------------------------- ------------ ---------------
 Consumer Goods and Services - 0.6%
  American Residential Services, Inc.*               88,000   $    1,881,000
  Bell Sports Corp.*                                 40,000          255,000
  Blyth Industries, Inc.*                           115,400        5,005,475
  Bollinger Industries, Inc.*                        45,000           33,750
  Boston Communications Group*                       36,100          320,388
  Carson, Inc.*                                     121,100        1,695,400
  Cerplex Group, Inc.*                              123,800          170,225
  Childtime Learning Centers, Inc.*                  70,000          595,000
  Department 56, Inc.*                               50,000        1,162,500
  Franklin Quest Co.*                               567,800       12,065,750
  GT Bicycles, Inc.*                                 10,000          120,000
  Rockshox, Inc.*                                    90,000        1,158,750
  Service Corp. International*                      322,400        9,712,300
  Ticketmaster Group, Inc.*                         170,000        2,486,250
                                                              ---------------
                                                              $   36,661,788
   --------------------------------------------- ------------ ---------------
 Electrical Equipment - 0.1%
  Anadigics, Inc.*                                   11,800   $      442,500
  Comdial Corp.*                                    115,000          790,625
  CP Clare Corp.*                                   180,000        1,485,000
  Cyberoptics Corp.*                                 35,000          411,250
  JPM Co.*                                          145,000        1,776,250

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Electrical Equipment - continued
  Micrel, Inc.*                                      29,800    $    748,725
  Remec, Inc.*                                       10,000         191,250
  Zycon Corp.*                                       47,000         587,500
                                                              ---------------
                                                               $  6,433,100
   --------------------------------------------- ------------ ---------------
 Electronics - 4.2%
  Aavid Thermal Technologies, Inc.*                  65,000    $    568,750
  Actel Corp.*                                       40,000         880,000
  Altera Corp.*                                   1,300,600      98,195,300
  Analog Devices, Inc.*                             735,000      23,611,875
  Atmel Corp.*                                      399,300      13,126,987
  AVX Corp.                                          85,800       1,919,775
  Blonder Tongue Laboratories, Inc.*                 52,500         525,000
  Burr Brown Corp.*                                 398,300      10,355,800
  Integrated Measurements Systems, Inc.*             23,900         424,225
  Linear Technology Corp.                           386,900      18,232,662
  LSI Logic Corp.*                                  994,600      29,962,325
  Maxim Integrated Products, Inc.*                  155,900       7,229,863
  MEMC Electronic Materials, Inc.*                   25,000         668,750
  Micro Linear Corp.*                               198,000       1,274,625
  National Semiconductor Corp.*                      60,000       1,470,000
  Novellus Systems, Inc.*                           152,000       8,740,000
  Photon Dynamics, Inc.*                             32,100         204,638
  Triumph Group, Inc.*                               31,200         819,000
  Ultrak, Inc.*                                      70,000       2,143,750
  Xilinx, Inc.*                                     994,882      43,650,448
                                                              ---------------
                                                               $264,003,773
   --------------------------------------------- ------------ ---------------
 Entertainment - 3.1%
  Ambassadors International, Inc.*                   20,000    $    165,000
  American Radio Systems Corp., "A"*                325,800       8,959,500
  Chartwell Leisure, Inc.*                          260,000       3,510,000
  Clear Channel Communications, Inc.*                 9,000         621,000
  Cox Radio, Inc.*                                  157,700       2,759,750
  Golden Bear Golf, Inc.*                            25,400         346,075
  Grand Casinos, Inc.*                            1,422,921      18,142,243
  Harrah's Entertainment, Inc.*                   2,181,402      38,719,885
  Hertiage Media Corp.*                             118,800       1,648,350
  Hollywood Entertainment Corp.+++*               3,436,500      69,159,562
  Infinity Broadcasting Corp., "A"*                 562,725      18,077,541
  International Speedway Corp.*                      24,000         480,000
  Jacor Communications, Inc., "A"*                  379,400       9,105,600
  LIN Television Corp.*                             412,200      16,539,525
  Macromedia, Inc.*                                  76,000       1,377,500
  Metro Networks, Inc.*                              74,200       1,799,350
  Players International, Inc.*                       47,000         305,500
  Premier Parks, Inc.*                               35,700       1,137,938
  Showboat, Inc.                                    245,000       4,563,125

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Entertainment - continued
  Sinclair Broadcast Group, Inc.,"A"*               38,900     $    943,325
  Starsight Telecast, Inc.*                         15,700          117,750
                                                              ---------------
                                                               $198,478,519
   --------------------------------------------- ------------ ---------------
 Financial Institutions - 1.2%
  Accident Consumer Finance Corp.*                  35,000     $    319,375
  Advanta Corp., "B"                                13,000          546,000
  Amresco, Inc.*                                    70,000        1,505,000
  Contifinancial Corp.*                             52,050        2,042,962
  Corporate Express, Inc.*                         348,000        9,744,000
  Credit Acceptance Corp.*                         165,000        4,269,375
  Delta Financial Corp.*                            27,400          626,775
  Dignity Partners, Inc.*                           78,100          205,013
  Emergent Group, Inc.*                            149,700        1,777,687
  Everen Capital Corp.                              90,000        2,025,000
  Finova Group, Inc.                                10,900          719,400
  First Investment Financial Services Group*        78,300          704,700
  First Merchants Acceptance Corp.*                 45,000          945,000
  Franklin Resources, Inc.                         335,200       23,966,800
  Hambrecht & Quist Group, Inc.*                    18,000          441,000
  Harrington Financial Group, Inc.*                 20,000          202,500
  Healthcare Financial Partners, Inc.*              44,900          561,250
  IMC Mortgage Co.*                                 60,000        1,950,000
  Jayhawk Acceptance Corp.*                        270,000        3,307,500
  Mego Mortgage Corp.*                              30,000          356,250
  Metris Cos., Inc.*                                31,200          733,200
  National Auto Credit, Inc.*                      848,100        8,693,025
  RAC Financial Group, Inc.*                        90,000        4,837,500
  Schwab (Charles) Corp.                            25,000          753,125
  Southern Pacific Funding Corp.*                   58,000        1,841,500
                                                              ---------------
                                                               $ 73,073,937
   --------------------------------------------- ------------ ---------------
 Food and Beverage Products - 0.1%
  Einstein Noah Bagel Corp.*                        33,100     $    988,863
  Nuco2, Inc.*                                       5,000           67,500
  Rocky Mountain Chocolate Factory*                 67,100          452,925
  Suiza Foods Corp.*                               190,000        3,467,500
                                                              ---------------
                                                               $  4,976,788
   --------------------------------------------- ------------ ---------------
 Insurance - 0.2%
  Amerin Corp.*                                    117,100     $  2,664,025
  Capmac Holdings, Inc.                             53,000        1,768,875
  Compdent Corp.*                                  159,300        4,380,750
  Equitable of Iowa Cos.                            18,500          827,875
                                                              ---------------
                                                               $  9,641,525
   --------------------------------------------- ------------ ---------------
 Machinery - 0.1%
  Prime Service, Inc.*                             112,600     $  3,096,500
  Rental Service Corp.*                             57,500        1,480,625
                                                              ---------------
                                                               $  4,577,125
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Products - 1.1%
  AmeriSource Health Corp.*                          33,800     $ 1,330,875
  Arterial Vascular Engineering, Inc.*               24,800         421,600
  Biosource International, Inc.*                    144,400       1,019,825
  Boston Scientific Corp.*                          260,000      15,177,500
  Cohr, Inc.*                                        56,800       1,192,800
  Digene Corp.*                                      24,500         248,063
  Guidant Corp.*                                    382,600      20,229,975
  Housecall Medical Resources, Inc.*                 75,000         346,875
  Innovasive Devices, Inc.*                          29,000         224,750
  Iridex Corp.*                                      30,000         247,500
  Lanvision Systems, Inc.*                           15,000         114,375
  Matria Healthcare, Inc.*                          578,500       3,471,000
  MedCath, Inc.*                                     30,000         446,250
  NCS Healthcare, Inc.*                              36,200         995,500
  Orthofix International N.V.*                      473,749       4,086,085
  Parexel International Corp.*                       19,500       1,009,125
  Physician Sales and Service, Inc.*                 42,000         850,500
  Seamed Corp.*                                      30,000         311,250
  Sofamor Danek Group, Inc.*                         20,000         562,500
  Uromed Corp.*                                      48,765         444,981
  Ventritex, Inc.*                                  148,900       3,461,925
  Vitalcom, Inc.*                                    15,000          80,625
  Waters Corp.*                                     423,500      11,487,437
  Xomed Surgical Products, Inc.*                     50,000         962,500
  Zoll Medical Corp.*                               107,500       1,384,062
                                                              ---------------
                                                                $70,107,878
   --------------------------------------------- ------------ ---------------
 Medical and Health Technology and Services - 11.9%
  Access Health, Inc.*                               37,500     $ 1,471,875
  Advanced Health Corp.*                             72,600       1,034,550
  AHI Healthcare Systems, Inc.*                      47,700         369,675
  American Homepatient, Inc.*                       420,750       9,729,844
  American Medical Response*                         44,500       1,335,000
  American Medserve Corp.*                           47,600         773,500
  American Oncology Resources, Inc.*                100,000         975,000
  Applied Analytical Industries, Inc.*               12,300         261,375
  Carematrix Corp.*                                 473,500       6,510,625
  ClinTrials Research, Inc.*                         45,000         978,750
  Columbia/HCA Healthcare Corp.                     708,184      28,327,360
  Community Care of America, Inc.*                  100,000         400,000
  Coventry Corp.*                                   502,700       4,964,162
  CRA Managed Care, Inc.*                            31,900       1,451,450
  Equimed, Inc.*                                    200,000         837,500
  First Commonwealth, Inc.*                          12,600         207,900
  Foundation Health Corp.*                        1,146,500      33,535,125
  FPA Medical Management, Inc.*                     360,425       6,938,181
  Genesis Health Ventures, Inc.*                    181,150       5,049,556

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Technology and Services - continued
  HBO & Company                                       5,900     $   335,563
  Health Management Associates, Inc., "A"*           58,500       1,294,312
  Healthdyne Information Enterprises, Inc.*         378,500       1,750,562
  Healthdyne, Inc.*                                 190,000       1,733,750
  HealthPlan Services Corp.*                         58,000       1,131,000
  Healthsource, Inc.+++*                          5,070,210      57,039,862
  HEALTHSOUTH Corp.*                                945,110      35,559,764
  Heartport, Inc.*                                   23,600         542,800
  ICU Medical, Inc.*                                 50,000         412,500
  Integrated Health Services, Inc.+++*            1,296,000      28,512,000
  Integrated Living Communities, Inc.*              250,000       1,562,500
  Kapson Senior Quarters Corp.*                     240,000       1,740,000
  Lincare Holdings, Inc.*                           206,900       8,224,275
  Living Centers of America*                         96,600       2,451,225
  Manor Care, Inc.                                   78,600       1,984,650
  Mariner Health Group, Inc.*                     1,048,900       7,866,750
  Medpartners, Inc.*                                 35,765         813,654
  Mid Atlantic Medical Services, Inc.*            2,467,600      28,994,300
  Multicare Cos., Inc.*                             121,350       2,396,662
  National Surgery Centers, Inc.*                    28,200         895,350
  Occusystems, Inc.*                                 13,100         379,900
  Option Care, Inc.*                                140,000         682,500
  Orthodontic Centers America, Inc.*              1,990,000      25,123,750
  Owen Healthcare, Inc.*                            732,200      18,762,625
  Oxford Health Plans, Inc.*                        491,800      28,524,400
  Pacificare Health Systems, Inc., "A"*             364,900      28,827,100
  Pacificare Health Systems, Inc., "B"*             672,546      55,821,318
  Pediatric Services America, Inc.*                  30,000         570,000
  Pediatrix Medical Group*                           37,400       1,444,575
  Pharmaceutical Product Development, Inc.*          16,200         356,400
  Phymatrix Corp.*                                   98,200       1,509,825
  Physician Corp. America*                           23,500         249,688
  Physician Reliance Network, Inc.*                 510,000       3,570,000
  Physician Support Systems, Inc.*                   38,100         657,225
  Physicians Resource Group, Inc.*                  300,000       6,225,000
  Physio-Control International Corp.*               212,300       3,927,550
  Quorum Health Group, Inc.*                         66,100       1,859,062
  Renal Care Group, Inc.*                            29,100         923,925
  Renal Treatment Centers, Inc.*                    820,000      21,320,000
  Renal Treatment Centers, Inc.+*                    35,302         917,852
  Riscorp, Inc., "A"*                               117,900         515,813
  Schein (Henry), Inc.*                              26,850       1,094,137
  Sierra Health Services, Inc.*                      27,700         682,113
  Sola International, Inc.*                          43,000       1,510,375
  St. Jude Medical, Inc.*                           500,000      20,875,000
  Sterling House Corp.*                              22,000         187,000
  Summit Medical Systems, Inc.*                      26,900         225,288

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Medical and Health Technology and Services - continued
  Sunrise Assisted Living, Inc.*                     40,000    $    970,000
  Total Renal Care Holdings, Inc.*                  200,000       6,850,000
  Ultratech Stepper, Inc.*                          104,800       2,384,200
  United Dental Care, Inc.*                          25,400         711,200
  United Healthcare Corp.                         4,939,654     213,022,579
  United Payors and United Providers, Inc.*         175,000       2,100,000
  Urocor, Inc.*                                      21,200         196,100
  Vivra, Inc.*                                      200,000       6,150,000
  WellCare Management Group, Inc.*                   77,700         689,588
                                                              ---------------
                                                               $750,208,995
   --------------------------------------------- ------------ ---------------
 Metals and Minerals - 0.1%
  Titanium Metals Corp.*                            110,000    $  3,685,000
   --------------------------------------------- ------------ ---------------
 Pollution Control - 2.6%
  Allied Waste Industries, Inc.*                    208,000    $  1,872,000
  Laidlaw, Inc.                                     500,000       6,125,000
  Philip Environmental, Inc.*                       183,300       2,382,900
  Republic Industries+@*                            507,900      16,951,162
  Republic Industries, Inc.##*                    4,000,000     133,000,000
  USA Waste Services, Inc.*                         137,360       4,429,860
                                                              ---------------
                                                               $164,760,922
   --------------------------------------------- ------------ ---------------
 Printing and Publishing - 0.1%
  Applied Graphics Technologies*                     41,200    $    782,800
  Educational Insights, Inc.*                        46,500         104,625
  Mail Well Holdings, Inc.*                         414,000       5,847,750
                                                              ---------------
                                                               $  6,735,175
   --------------------------------------------- ------------ ---------------
 Railroads
  Wisconsin Central Transportation Corp.*            32,700    $  1,332,525
   --------------------------------------------- ------------ ---------------
 Real Estate - 0.2%
  CB Commercial Real Estate Services Group*         188,000    $  3,384,000
  NHP, Inc.*                                        444,700       7,726,663
                                                              ---------------
                                                               $ 11,110,663
   --------------------------------------------- ------------ ---------------
 Restaurants and Lodging - 12.6%
  Amerihost Properties, Inc.+++*                    522,000    $  3,458,250
  Apple South, Inc.                                 412,150       6,079,213
  Applebee's International, Inc.+++*              3,126,500      91,059,312
  Back Bay Restaurant Group, Inc.*                  157,600         433,400
  Bertucci's, Inc.*                                 369,700       1,964,031
  Brinker International, Inc.*                      440,000       8,140,000
  Bristol Hotel Co.*                                 47,100       1,265,813
  Buffets, Inc.+++*                               2,953,050      27,500,278
  Candlewood Hotel Company, Inc.*                   250,000       2,531,250
  Capstar Hotel Co.*                                500,000       9,187,500
  Cheesecake Factory*                                10,000         202,500
  Choice Hotels Holdings, Inc.*                      78,600       1,208,475
  Extended Stay America, Inc.*                      804,000      16,683,000

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Restaurants and Lodging - continued
  Hammons John Q Hotels, Inc.+++*                   549,300    $  4,394,400
  HFS, Inc.+++*                                   6,441,610     417,094,247
  IHOP Corp.+++*                                    612,200      14,845,850
  Interstate Hotels Co.*                             82,600       2,116,625
  LA Quinta Inns, Inc.                              114,000       2,194,500
  Lone Star Steakhouse & Saloon, Inc.*              370,500      10,605,562
  MGM Grand, Inc.*                                  640,000      24,720,000
  Morton's Restaurant Group, Inc.+++*               553,200       8,298,000
  Outback Steakhouse, Inc.*                         120,000       3,465,000
  Papa John's International, Inc.*                  132,300       4,266,675
  PJ America, Inc.*                                  14,100         264,375
  Promus Hotel Corp.*                             1,602,501      51,680,657
  Rainforest Cafe, Inc.*                            115,000       3,363,750
  Red Roof Inns, Inc.*                              171,400       2,699,550
  Renaissance Hotel Group*                        1,402,800      23,496,900
  Roadhouse Grill, Inc.*                            150,000         900,000
  Schlotzskys, Inc.*                                 33,700         370,700
  ShoLodge, Inc.*                                   375,600       5,070,600
  Showbiz Pizza Time, Inc.+++*                    1,030,000      16,866,250
  Signature Resorts, Inc.*                          100,000       3,425,000
  Sonic Corp.*                                      464,450      10,624,294
  Studio Plus Hotels, Inc.*                          31,050         543,375
  Suburban Lodges America, Inc.*                     20,000         345,000
  Sun International Hotels Ltd.*                    121,800       6,044,325
  Taco Cabana, Inc.+++*                             962,395       6,375,867
  United States Franchise Services, Inc.*            37,600         394,800
  Wyndham Hotel Corp.*                               40,550         795,794
                                                              ---------------
                                                               $794,975,118
   --------------------------------------------- ------------ ---------------
 Retail - 0.3%
  American Pad & Paper Co.*                         940,000    $ 18,565,000
  Oakley, Inc.*                                      30,000         416,250
                                                              ---------------
                                                               $ 18,981,250
   --------------------------------------------- ------------ ---------------
 Special Products and Services - 0.7%
  Central Parking Corp.                              66,600    $  2,231,100
  Childrens Discovery Centers America*              220,000       1,237,500
  Columbus Mckinnon Corp.*                          155,000       2,421,875
  Consolidated Cigar Holdings, Inc.*                 10,000         243,750
  Cooper & Chyan Technology, Inc.*                   69,400       2,290,200
  Firearms Training Systems, Inc.*                   65,800         908,863
  FY I, Inc.*                                       193,300       4,155,950
  Gargoyles, Inc.*                                   38,100         371,475
  ITT Educational Services, Inc.*                   247,500       4,795,312
  Staffmark, Inc.*                                  125,000       1,578,125
  Stewart Enterprises, Inc.*                        401,100      13,537,125
  Strayer Education, Inc.*                          145,000       3,262,500
  Wackenhut Corp.                                   200,000       2,800,000

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Special Products and Services - continued
  West Marine, Inc.*                                 10,000    $    335,000
  Wilmar Industries, Inc.*                           66,600       1,515,150
                                                              ---------------
                                                               $ 41,683,925
   --------------------------------------------- ------------ ---------------
 Steel - 0.1%
  Citation Corp.*                                   640,000    $  6,440,000
   --------------------------------------------- ------------ ---------------
 Stores - 8.2%
  Abercrombie And Fitch Co.*                         34,100    $    626,588
  Alrenco, Inc.*                                    200,000       2,075,000
  AutoZone, Inc.*                                    21,487         529,117
  Bed Bath & Beyond, Inc.*                          240,000       6,285,000
  Boise Cascade Office Products Corp.*              341,400       6,358,575
  Borders Group, Inc.*                              200,000       7,300,000
  BT Office Products International, Inc.*           771,800       7,139,150
  CompUSA, Inc.*                                    220,000       9,900,000
  Consolidated Stores Corp.*                        802,000      29,674,000
  Creative Computers, Inc.*                          76,000         798,000
  Dollar Tree Stores, Inc.*                         175,000       6,693,750
  Doubletree Corp.*                                 329,600      13,843,200
  Duty Free International, Inc.                     687,800      10,832,850
  Friedman's, Inc.*                                 125,000       1,718,750
  Garden Botanika, Inc.*                             13,400         120,600
  General Nutrition Cos., Inc.*                   1,964,108      33,880,863
  Global Directmail Corp.*                          313,300      14,098,500
  Globe Business Resources, Inc.*                    70,000         577,500
  Grow Biz International, Inc.*                      60,000         525,000
  Gymboree Corp.*                                   630,550      17,813,037
  Hello Direct, Inc.*                                42,000         183,750
  Home Depot, Inc.                                  125,000       6,515,625
  Linens N Things, Inc.*                            227,600       3,556,250
  Mazel Stores, Inc.*                                27,700         547,075
  Micro Warehouse, Inc.+++*                       2,565,200      63,488,700
  Mothers Work, Inc.+++*                            211,500       2,220,750
  Movie Gallery, Inc.*                              378,100       5,293,400
  MSC Industrial Direct, Inc.*                      150,800       5,636,150
  Office Depot, Inc.*                             6,862,200     133,812,900
  Officemax, Inc.*                                1,108,650      16,075,425
  Pacific Sunwear of California*                     43,083       1,163,241
  Party City Corp.*                                  30,900         463,983
  PETsMART, Inc.*                                   134,974       3,441,837
  Renters Choice, Inc.*                             321,000       5,858,250
  Saks Holdings, Inc.*                               60,500       1,966,250
  Shoe Carnival, Inc.*                              487,000       2,556,750
  Sports Club, Inc.*                                196,000         490,000
  Staples, Inc.*                                  2,256,000      44,556,000
  Sunglass Hut International, Inc.*                 500,000       3,687,500
  Thrifty Payless Holdings, Inc., "B"*              910,000      23,318,750

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Stores - continued
  Travis Boats and Motors, Inc.*                     90,000    $  1,136,250
  US Office Products Co.*                           453,200      14,049,200
  Welcome Home, Inc.*                                88,900          66,675
  West Coast Entertainment Corp.+++*                605,000       6,050,000
  Wild Oats Markets, Inc.*                           14,800         284,900
                                                              ---------------
                                                               $517,209,091
   --------------------------------------------- ------------ ---------------
 Technology
  Spectrum Holobyte, Inc.*                           65,600    $    328,000
   --------------------------------------------- ------------ ---------------
 Telecommunications - 10.9%
  ACC Corp.                                          90,000    $  2,688,750
  Advanced Fibre Communications*                     22,200       1,085,025
  APAC Teleservices, Inc.*                          391,400      18,493,650
  Ascend Communications, Inc.*                      406,400      28,905,200
  Bay Networks, Inc.*                             1,076,128      28,786,424
  Brooks Fiber Properties, Inc.*                     66,500       2,086,437
  Cable Design Technologies Corp.*                  636,800      18,626,400
  Cabletron Systems, Inc.*                        3,069,000     123,910,875
  Call-Net Enterprises, Inc.##*                      80,000         936,782
  Celeritek, Inc.*                                   20,000         315,000
  Cisco Systems, Inc.*                            3,244,650     220,230,619
  DSP Communications , Inc.*                        120,000       4,665,000
  Equalnet Holding Corp.+++*                        520,400       1,138,375
  Excel Communication, Inc.*                        104,700       2,617,500
  Glenayre Technologies, Inc.*                    2,349,600      56,096,700
  International Telecommunication
    Data Systems, Inc.*                              30,100         714,875
  LCC International, Inc.*                           33,400         534,400
  Lightbridge, Inc.*                                 39,300         363,525
  McLeod, Inc., "A"*                                 81,200       2,314,200
  Metro One Telecommunications, Inc.*                34,500         284,625
  Omnipoint Corp.*                                   40,400       1,060,500
  Orckit Communications Ltd.*                        23,300         262,125
  Pagemart Wireless, Inc.*                           69,300         511,088
  Paging Network, Inc.*                              44,000         715,000
  Premiere Technologies , Inc.*                      35,200         818,400
  Premisys Communications, Inc.*                     29,800       1,538,425
  RMH Teleservices , Inc.*                          208,000       1,768,000
  Shiva Corp.*                                       59,400       2,450,250
  Sitel Corp.*                                      276,400       5,458,900
  Snyder Communications, Inc.*                       63,300       1,542,938
  Sterling Commerce, Inc.*                           59,826       1,884,519
  Tel-Save Holdings, Inc.+++*                     1,827,350      39,744,862
  Telespectrum Worldwide, Inc.*                     560,000       9,940,000
  Teletech Holdings, Inc.*                          194,500       6,126,750
  Tellabs, Inc.*                                    100,000       3,975,000
  Transaction Network Services, Inc.*               255,700       3,196,250
  Trescom International, Inc.*                       46,100         478,288

 -----------------------------------------------------------------------------

Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
U.S. Stocks - continued
 Telecommunications - continued
  Univision Communications, Inc.*                    35,700   $    1,419,075
  West Teleservices Corp.*                           60,950        1,516,131
  Westell Technologies, Inc.*                        67,800        1,686,525
  WorldCom, Inc.*                                 3,587,370       82,957,931
  Xlconnect Solutions, Inc.*                         10,200          288,150
  Xpedite Systems, Inc.*                             35,000          647,500
  Xylan Corp.*                                       21,100          780,700
                                                              ---------------
                                                              $  685,561,669
   --------------------------------------------- ------------ ---------------
 Transportation - 0.1%
  Coach USA, Inc.*                                   46,300   $    1,169,075
  Hub Group, Inc.*                                   50,000        1,256,250
  Team Rental Group, Inc.*                           40,000          650,000
  U. S. Xpress Enterprises, Inc.*                    34,200          299,250
                                                              ---------------
                                                              $    3,374,575
   --------------------------------------------- ------------ ---------------
 Utilities - Telephone - 0.7%
  MCI Communications Corp.                          200,000   $    6,100,000
  MFS Communications Co., Inc.*                     357,244       17,237,023
  Telco Communications Group*                       516,200        8,420,513
  Teleport Communications Group, Inc.*              468,300       15,512,437
                                                              ---------------
                                                              $   47,269,973
   --------------------------------------------- ------------ ---------------
Total U.S. Stocks (Identified Cost, $3,961,585,474)           $5,848,836,457
   --------------------------------------------- ------------ ---------------
Foreign Stocks - 4.6%
 Australia - 0.2%
  Sydney Harbor Casino Holdings Ltd., Preferred
  (Entertainment)                                 7,500,000   $   11,310,898
   --------------------------------------------- ------------ ---------------
 Belgium
  Xeikon, N.V., ADR (Printing and
    Publishing)##                                    43,000   $      408,500
   --------------------------------------------- ------------ ---------------
 Canada - 0.9%
  Loewen Group, Inc. (Business Services)            585,800   $   23,651,675
  Loewen Group, Inc. (Business Services)##          857,200       34,464,611
                                                              ---------------
                                                              $   58,116,286
   --------------------------------------------- ------------ ---------------
 France - 0.1%
  Dassault Systems S.A., ADR (Computer
    Software - Systems)                              49,100   $    2,350,663
   --------------------------------------------- ------------ ---------------
 Germany - 1.1%
  Sap AG, Preferred (Computer
    Software - Systems)                             406,625   $   55,891,109
  Sap Aktiengesellschsft, ADR
    (Computer Software - Systems)                   312,200       14,166,075
                                                              ---------------
                                                              $   70,057,184
   --------------------------------------------- ------------ ---------------
 Ireland - 0.1%
  Cbt Group Public Limited (Publishing)             124,000   $    7,130,000
   --------------------------------------------- ------------ ---------------
 Italy - 0.8%
  Gucci Group NV (Apparel and Textiles)             652,600   $   47,884,525

--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------

Issuer                                              Shares         Value
 ----------------------------------------------- ------------ ---------------
Foreign Stocks - continued
 Mexico
  Banca Quadrum S.A. (Banks and Credit
    Companies)                                        90,000  $      382,500
   --------------------------------------------- ------------ ---------------
 Netherlands
  Baan Company N.V. (Computer
    Software - Systems)                               58,400  $    2,080,500
   --------------------------------------------- ------------ ---------------
 New Zealand - 0.2%
  Sky City Ltd. (Entertainment)                    1,668,900  $    9,517,773
   --------------------------------------------- ------------ ---------------
 Turkey
  Turkiye Garanti Bankasi, ADR (Banks and
    Credit Companies)##                               72,000  $      334,800
   --------------------------------------------- ------------ ---------------
 United Kingdom - 1.2%
  Danka Business Systems, ADR
    (Business Services)                            1,710,000  $   71,820,000
  Dr Solomons Group PLC (Computer
    Software - Personal Computers)                   100,000       1,725,000
  Insignia Solutions PLC (Computer
    Software - Personal Computers)                   457,700       2,231,288
  Pace Micro Technology (Electronics)                328,200       1,307,539
  Jarvis Hotels PLC (Restaurants and Lodging)+        98,300         279,259
                                                              ---------------
                                                              $   77,363,086
   --------------------------------------------- ------------ ---------------
Total Foreign Stocks (Identified Cost, $227,684,420)          $  286,936,715
   --------------------------------------------- ------------ ---------------
Total Common Stocks (Identified Cost, $4,189,269,894)         $6,135,773,172
------------------------------------------------ ------------ ---------------
Convertible Preferred Stocks - 0.1%
-----------------------------------------------------------------------------
  American Radio Systems Corp., 7s##
    (Identified Cost, $4,555,000)                     91,100  $    4,190,600
------------------------------------------------ ------------ ---------------
Warrants - 0.3%
-----------------------------------------------------------------------------
  Intel Corp. (Electronics)
    (Identified Cost, $11,537,522)                   203,000  $   17,813,250
------------------------------------------------ ------------ ---------------
Convertible Bonds - 0.1%
-----------------------------------------------------------------------------
                                             Principal Amount
                                                (000 Omitted)
  ----------------------------------------------------------  ---------------
  Midcom Communications Inc., 8.25s, 2003##       $    4,600  $    4,726,500
  Sholodge, Inc., 7.5s, 2004                           2,000       1,800,000
  Ventritex, Inc., 5.75s, 2001                         1,810       2,739,887
   --------------------------------------------- ------------ ---------------
Total Convertible Bonds (Identified Cost, $8,410,000)         $    9,266,387
   --------------------------------------------- ------------ ---------------
Limited Partnership Units - 0.1%                       Units
  Copley Partners 1@+                              3,000,000  $      808,110
  Copley Partners 2@+                              3,000,000       1,106,460
  Highland Capital Partners@+                      7,500,000       5,015,700
------------------------------------------------ ------------ ---------------
Total Limited Partnership Units (Identified Cost, $4,585,249) $    6,930,270
-----------------------------------------------------------------------------

Short-Term Obligations - 1.1%
 -----------------------------------------------------------------------------

 Issuer                                             Shares         Value
 ----------------------------------------------- ------------ ---------------
  Federal Home Loan Mortgage, due 12/11/96         $   840    $      838,790
  Federal Home Loan Mortgage Corp., due 12/02/96    67,300        67,289,344
  Federal National Mortgage Assn., due 12/06/96      2,900         2,897,894
  Student Loan Marketing Assn., due 12/18/96         1,185         1,182,098
   --------------------------------------------- ------------ ---------------
Total Short-Term Obligations, at Amortized Cost and Value     $   72,208,126
   --------------------------------------------- ------------ ---------------
Total Investments (Identified Cost, $4,290,565,791)           $6,246,181,805
Other Assets, Less Liabilities - 0.9%                             54,973,751
-----------------------------------------------------------------------------
Net Assets - 100.0%                                           $6,301,155,556
------------------------------------------------ ------------ ---------------

  *Non-income producing security.
 ##SEC Rule 144A Restriction.
  @Security valued by or at the direction of the Trustees.
  +Restricted security.
+++Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting shares of the issuer.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
 -----------------------------------------------------------------------------

November 30, 1996
--------------------------------------------------------------------  --------------
Assets:
  Investments, at value -
   Unaffiliated issuers (identified cost, $3,784,568,546)             $5,183,811,695
   Affiliated issuer (identified cost, $505,997,245)                   1,062,370,110
                                                                      --------------
    Total investments, at value (identified cost, $4,290,565,791)     $6,246,181,805
  Cash                                                                       938,636
  Receivable for investments sold                                         59,947,253
  Receivable for Fund shares sold                                         30,842,383
  Interest and dividends receivable                                          460,152
  Other assets                                                                67,620
                                                                      --------------
    Total assets                                                      $6,338,437,849
                                                                      --------------
Liabilities:
  Payable for investments purchased                                   $   27,315,881
  Payable for Fund shares reacquired                                       5,587,855
  Payable to affiliates -
   Management fee                                                            375,529
   Shareholder servicing agent fee                                            78,241
   Distribution fee                                                        2,962,102
  Accrued expenses and other liabilities                                     962,685
                                                                      --------------
    Total liabilities                                                 $   37,282,293
                                                                      --------------
Net assets                                                            $6,301,155,556
                                                                      --------------
Net assets consist of:
  Paid-in capital                                                     $4,299,522,703
  Unrealized appreciation on investments                               1,955,615,519
  Accumulated undistributed net realized gain on investments and
   foreign currency transactions                                          46,092,532
  Accumulated net investment loss                                            (75,198)
                                                                      --------------
    Total                                                             $6,301,155,556
                                                                      --------------
Shares of beneficial interest outstanding                               198,843,744
                                                                        -----------
Class A shares:
  Net asset value per share
   (net assets of $2,523,794,588 / 78,833,157 shares of beneficial
   interest outstanding)                                                  $32.01
                                                                          ------
 Offering price per share (100/94.25)                                     $33.96
                                                                          ------
Class B shares:
  Net asset value and offering price per share
   (net assets $3,658,388,298 / 116,231,548 shares of beneficial
   interest outstanding)                                                  $31.48
                                                                          ------
Class C shares:
  Net asset value and offering price per share
   (net assets of $118,972,670 / 3,779,039 shares of beneficial
   interest outstanding)                                                  $31.48
                                                                          ------

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A Class B, and Class C shares.

See notes to financial statements

Statement of Operations
 -----------------------------------------------------------------------------

Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
   Interest                                                       $  5,451,041
   Dividends (including $353,567 received from affiliated
    issuers)                                                         3,383,356
                                                                --------------
    Total investment income                                       $  8,834,397
                                                                --------------
  Expenses -
   Management fee                                                 $ 34,371,549
   Trustees' compensation                                               47,890
   Shareholder servicing agent fee (Class A)                         2,169,376
   Shareholder servicing agent fee (Class B)                         4,333,722
   Shareholder servicing agent fee (Class C)                            57,997
   Distribution and service fee (Class A)                            4,758,763
   Distribution and service fee (Class B)                           27,867,887
   Distribution and service fee (Class C)                              386,649
   Custodian fee                                                     1,115,624
   Postage                                                             675,417
   Printing                                                            315,399
   Auditing fees                                                        35,928
   Legal fees                                                           13,801
   Miscellaneous                                                     2,695,745
                                                                --------------
    Total expenses                                                $ 78,845,747
   Fees paid indirectly                                               (221,330)
                                                                --------------
    Net expenses                                                  $ 78,624,417
                                                                --------------
     Net investment loss                                          $(69,790,020)
                                                                --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
   Investment transactions (including $1,546,735 net gain from
    transactions with affiliated issuers)                         $116,119,140
   Foreign currency transactions                                         5,021
                                                                --------------
    Net realized gain on investments                              $116,124,161
                                                                --------------
  Change in unrealized appreciation (depreciation) -
   Investments                                                    $775,004,400
   Translation of assets and liabilities in foreign currencies            (495)
                                                                --------------
    Net unrealized gain on investments                            $775,003,905
                                                                --------------
     Net realized and unrealized gain on investments and
      foreign currency                                            $891,128,066
                                                                --------------
      Increase in net assets from operations                      $821,338,046
                                                                --------------

See notes to financial statements

Statement of Changes in Net Assets
 -----------------------------------------------------------------------------

Year Ended November 30,                                1996             1995
----------------------------------------------- ----------------  ----------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                            $   (69,790,020)  $   (32,364,501)
  Net realized gain on investments and foreign
   currency transactions                             116,124,161         9,896,203
  Net unrealized gain on investments and
   foreign currency                                  775,003,905       847,013,830
                                                 ----------------  ---------------
   Increase in net assets from operations        $   821,338,046   $   824,545,532
                                                 ----------------  ---------------
Distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions (Class A)       $        --       $    (9,533,382)
  From net realized gain on investments and
   foreign currency transactions (Class B)              --             (10,006,703)
  Tax return of capital                                 --                (544,859)
                                                 ----------------  ---------------
   Total distributions declared to
    shareholders                                 $        --       $   (20,084,944)
                                                 ----------------  ---------------
Fund share (principal) transactions -
  Net proceeds from sale of shares               $ 6,317,337,270   $ 3,022,835,060
  Net asset value of shares issued to
   shareholders in reinvestment of
   distributions                                        --              17,796,191
  Cost of shares reacquired                       (4,150,039,758)   (1,771,034,994)
                                                 ----------------  ---------------
   Increase in net assets from Fund share
    transactions                                 $ 2,167,297,512   $ 1,269,596,257
                                                 ----------------  ---------------
    Total increase in net assets                 $ 2,988,635,558   $ 2,074,056,845
Net assets:
  At beginning of period                           3,312,519,998     1,238,463,153
                                                 ----------------  ---------------
  At end of period (including accumulated net
   investment loss of $75,198 and $62,577,
   respectively)                                 $ 6,301,155,556   $ 3,312,519,998
                                                 ----------------  ---------------

See notes to financial statements

Financial Highlights
 -----------------------------------------------------------------------------

Year Ended November 30,                                 1996       1995       1994      1993**
----------------------------------------------------  ---------  ---------  --------------------
Class A
 ------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $  26.79   $  18.73     $  17.68   $  16.43
                                                      --------   --------     --------   --------
Income from investment operations# -
 Net investment loss                                  $  (0.29)  $  (0.23)    $  (0.20)  $  (0.03)
 Net realized and unrealized gain on  investments         5.51       8.68         1.78       1.28
                                                      --------   --------     --------   --------
  Total from investment operations                    $   5.22   $   8.45     $   1.58   $   1.25
                                                      --------   --------     --------   --------
Less distributions declared to shareholders -
 From net realized gain on investments                $  --      $  (0.38)    $  (0.53)  $  --
 In excess of net realized gain on  investments          --         --   ***       --       --
 Tax return of capital                                   --         (0.01)         --       --
                                                      --------   --------     --------   --------
  Total distributions declared to   shareholders      $  --      $  (0.39)    $  (0.53)  $  --
                                                      --------   --------     --------   --------
Net asset value - end of period                       $  32.01   $  26.79     $  18.73   $  17.68
                                                      --------   --------     --------   --------
Total return++                                          19.52%     45.98%        9.06%     38.98%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                                              1.20%      1.28%        1.33%      1.19%+
 Net investment loss                                   (1.01)%    (1.04)%      (1.09)%    (0.98)%+
Portfolio turnover                                         22%        20%          39%        58%
Average commission rate###                            $ 0.0498      --           --         --
Net assets at end of period (000,000 omitted)         $  2,524   $  1,312     $    470   $    371

  + Annualized.

 ** For the period from the date of issue of Class A shares, September 13, 1993 to November 30, 1993.

*** The per share distribution in excess of net realized gain on investments was $0.0049.

   # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

 ++ Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

    See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30,          1996       1995       1994      1993       1992       1991
----------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                    $  26.56   $  18.57     $  17.64  $  14.93   $  12.07   $   6.89
                               ---------  ---------    --------- ---------  --------- ----------
Income from investment
  operations# -
 Net investment loss           $  (0.52)  $  (0.41)    $  (0.35) $  (0.33)  $  (0.07)  $  (0.13)
 Net realized and
   unrealized gain on
   investments                     5.44       8.65         1.78      3.19       3.52       5.31
                               ---------  ---------    --------- ---------  --------- ----------
   Total from investment
     operations                $   4.92   $   8.24     $   1.43  $   2.86   $   3.45   $   5.18
                               ---------  ---------    --------- ---------  --------- ----------
Less distributions declared
  to shareholders -
 From net realized gain  on
  investments                  $  --      $  (0.24)    $  (0.50) $  (0.15)  $  (0.59)  $  --
 In excess of net realized
   gain on investments            --         --   ***     --        --         --         --
 Tax return of capital            --         (0.01)       --        --         --         --
                               ---------  ---------    --------- ---------  --------- ----------
   Total distributions
     declared to
     shareholders              $  --      $  (0.25)    $  (0.50) $  (0.15)  $  (0.59)  $  --
                               ---------  ---------    --------- ---------  --------- ----------
Net asset value - end of
  period                       $  31.48   $  26.56     $  18.57  $  17.64   $  14.93   $  12.07
                               ---------  ---------    --------- ---------  --------- ----------
Total return                     18.52%     44.89%        8.21%    19.36%     29.25%     75.18%
Ratios (to average net assets)/Supplemental data:
 Expenses##                       2.00%      2.08%        2.14%     2.19%      2.33%      2.50%
 Net investment loss            (1.80)%    (1.83)%      (1.90)%   (1.61)%    (2.00)%    (1.98)%
Portfolio turnover                  22%        20%          39%       58%        59%       112%
Average commission rate###     $ 0.0498      --           --        --         --         --
Net assets at end of period
  (000,000 omitted)            $  3,659   $  2,001     $    769  $    602   $    357   $    145

*** The per share distribution in excess of net realized gain on investments was $0.0031.
  # Per share data for the periods subsequent to December 1, 1993 is based on average shares outstanding.
 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30,                                  1990       1989       1988       1987*
---------------------------------------------------- -----------  ---------  --------- ------------
Class B
 --------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                 $    7.69   $   5.91   $   4.97   $    5.50
                                                     -----------  ---------  --------- ------------
Income from investment operations -
 Net investment loss                                  $   (0.14)  $  (0.13)  $  (0.11)  $   (0.06)
 Net realized and unrealized gain (loss) on
   investments                                            (0.66)      1.91       1.05       (0.47)
                                                     -----------  ---------  --------- ------------
   Total from investment operations                   $   (0.80)  $   1.78   $   0.94   $   (0.53)
                                                     -----------  ---------  --------- ------------
Net asset value - end of period                       $    6.89   $   7.69   $   5.91   $    4.97
                                                     -----------  ---------  --------- ------------
Total return                                           (10.40)%     30.12%     18.91%    (10.44)%+
Ratios (to average net assets)/Supplemental data:
 Expenses                                                 2.75%      2.81%      2.30%       2.40%+
 Net investment loss                                    (1.86)%    (1.91)%    (1.65)%     (1.50)%+
Portfolio turnover                                          86%        95%        57%         81%
Net assets at end of period (000,000 omitted)         $      73   $     82   $     61   $      50

  * For the period from the commencement of investment operations, December 29, 1986 to November 30, 1987.
  + Annualized.

See notes to financial statements

 -----------------------------------------------------------------------------

Year Ended November 30, 1996
----------------------------------------------------------------
                                                       Class C**
----------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $  28.37
                                                     -----------
Income from investment operations# -
 Net investment loss                                    $ (0.38)
 Net realized and unrealized gain on investments           3.49
                                                     -----------
  Total from investment operations                     $   3.11
                                                     -----------
Net asset value - end of period                        $  31.48
                                                     -----------
Total return                                             10.96%+++
Ratios (to average net assets)/Supplemental data:
 Expenses##                                               1.35%+
 Net investment loss                                    (1.25)%+
Portfolio turnover                                          22%
Average commission rate###                             $ 0.0498
Net assets at end of period (000,000 omitted)          $    119

 ** For the period from the date of issue of Class C shares, April 1, 1996 to
    November 30, 1996.
 ## For fiscal years ending after September 1, 1995, Fund's expenses are calculated without reduction for fees paid indirectly.
  + Annualized.
+++ Not annualized.
  # Per share distributions for the periods subsequent to December 1, 1993 are based on average shares outstanding.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization
MFS Emerging Growth Fund (the Fund) is a diversified series of MFS Series Trust II (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividends received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $69,777,399 was reclassified from accumulated net realized gain on investments and foreign currency transactions to accumulated net investment loss due to differences between book and tax accounting for currency transactions and the offset of short-term capital gains against accumulated net investment loss. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.73% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,415 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,019,102 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted separate distribution plans for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $485,527 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $465,341 and $228 for Class B and Class C shares for the year ended November 30, 1996. Fees incurred under the distribution plans during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $96,069, $3,455,966, and $25,307 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations aggregated $3,045,816,546 and $1,009,831,710, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                    $4,291,516,852
                                                  ---------------
Gross unrealized appreciation                     $2,194,361,178
Gross unrealized depreciation                       (239,696,225)
                                                  ---------------
  Net unrealized appreciation                     $1,954,664,953
                                                  ---------------

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                      Year Ended November 30, 1996     Year Ended November 30, 1995
                     -------------------------------- --------------------------------
                        Shares           Amount           Shares           Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold           125,633,192    $ 3,667,675,756    67,800,740    $ 1,533,247,118
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --             488,159          9,182,865
Shares reacquired     (95,760,044)    (2,803,650,694)  (44,418,694)    (1,017,261,903)
                    --------------- ---------------- ---------------  ----------------
 Net increase          29,873,148    $   864,025,062    23,870,205    $   525,168,080
                    --------------- ---------------- ---------------  ----------------
Class B Shares
                    Year Ended November 30, 1996     Year Ended November 30, 1995
                     -------------------------------- --------------------------------
                    Shares          Amount           Shares          Amount
 ------------------ --------------- ---------------- ---------------  ----------------
Shares sold            86,922,156    $ 2,514,573,078    67,040,946    $ 1,489,587,942
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --             458,635          8,613,326
Shares reacquired     (46,040,180)    (1,324,527,599)  (33,540,206)      (753,773,091)
                    --------------- ---------------- ---------------  ----------------
 Net decrease          40,881,976    $ 1,190,045,479    33,959,375    $   744,428,177
                    --------------- ---------------- ---------------  ----------------
Class C Shares
                    Year Ended November 30, 1996*
                     --------------------------------
                    Shares          Amount
 ------------------ --------------- ----------------
Shares sold             4,515,421    $   135,088,436
Shares issued to
  shareholders in
  reinvestment
  of distributions         --               --
Shares reacquired        (736,382)       (21,861,465)
                    --------------- ----------------
 Net decrease           3,779,039    $   113,226,971
                    --------------- ----------------

*For the period from the commencement of offering of Class C shares, April 1, 1996 to May 31, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $53,279.

(7) Transactions in Securities of Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended November 30, 1996 is set forth below.

                                                         Acquisitions                  Dispositions
                                                 ----------------------------  ------------------------------
                                     Beginning
                                     Share/Par    Shares/Par                    Shares/Par
Affiliate                              Amount       Amount         Cost           Amount           Cost
----------------------------------- ------------ ------------ --------------- --------------  ---------------
Amerihost Properties                   451,000       71,000    $    468,375              0     $          0
Applebees International Inc.         1,960,800    1,218,700      26,294,790        (53,000)      (1,472,196)
Buffets Inc.                         1,568,000    1,385,050      18,168,411              0                0
Cadence Design Systems               2,513,250    1,754,275      15,619,605
Equalnet Holding Corporation           447,000      113,400         969,300        (40,000)         (81,250)
John Q. Hammons Hotels, Inc.           544,300        5,000          40,925              0                0
Health Source, Inc.                    382,305    4,687,905      74,762,700
HFS, Inc.                            3,220,805    3,220,805
Hollywood Entertainment Corp.        1,050,000    2,386,500      20,349,293
IHOP Corp.                             612,200                                           0                0
Integrated Health Services, Inc.     1,404,927       11,073         233,063       (120,000)      (3,134,524)
Micro Warehouse Inc.                 1,730,600      856,200      24,357,978        (21,600)         807,622
Mortons Restaurant                     553,200            0               0
Mothers Work Inc.                      211,500            0               0              0                0
Showbiz Pizza Time Inc.                755,000      375,000               0       (100,000)      (1,866,875)
System Software Associates, Inc.     2,045,100      456,850       7,271,405     (1,035,100)     (15,794,637)
Taco Cabana, Inc.                      962,395            0               0              0                0
Tel-Save Holdings, Inc.                704,900    1,127,450      11,990,043         (5,000)        (105,000)
West Coast Entertainment Corp.               0      605,000       7,870,050              0                0
                                                              ---------------                 ---------------
                                                               $208,395,938                    $(21,646,860)
                                                              ---------------                 ---------------

                                       Ending       Realized
                                     Share/Par        Gain       Dividend        Ending
Affiliate                              Amount        (Loss)       Income         Value
----------------------------------- ------------ -------------- -----------  ----------------
Amerihost Properties                   522,000    $              $           $    3,458,250
Applebees International Inc.         3,126,500         81,545     118,968        91,059,313
Buffets Inc.                         2,953,050                                   27,500,278
Cadence Design Systems               4,267,525                                  170,167,559
Equalnet Holding Corporation           520,400       (521,432)                    1,138,375
John Q. Hammons Hotels, Inc.           549,300                                    4,394,400
Health Source, Inc.                  5,070,210                                   57,039,863
HFS, Inc.                            6,441,610                                  417,094,248
Hollywood Entertainment Corp.        3,436,500       (263,175)                   69,159,563
IHOP Corp.                             612,200                                   14,845,850
Integrated Health Services, Inc.     1,296,000     (1,250,239)     28,099        28,512,000
Micro Warehouse Inc.                 2,565,200      1,360,521                    63,488,700
Mortons Restaurant                     553,200                                    8,298,000
Mothers Work Inc.                      211,500                                    2,220,750
Showbiz Pizza Time Inc.              1,030,000       (140,416)                   16,866,250
System Software Associates, Inc.     2,519,350      2,228,787     206,500        34,955,981
Taco Cabana, Inc.                      962,395                                    6,375,867
Tel-Save Holdings, Inc.              1,827,350         51,144                    39,744,863
West Coast Entertainment Corp.         605,000                                    6,050,000
                                                 -------------- -----------  --------------
                                                  $ 1,546,735    $353,567    $1,062,370,110
                                                 -------------- -----------  --------------

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At November 30, 1996 the Fund owned the following restricted securities (constituting 0.40% of net assets) which may not be publicly sold without registration under the Securities Act of 1933 (the 1933 Act). The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                                          Share
Description                      Date of Acquisition     Amount         Cost         Value
 -------------------------------  -------------------------------- -------------  -----------
Jarvis Hotels                              6/21/96         98,300   $   264,282   $   279,259
Copley Partners 1                          12/6/86      3,000,000     1,437,794       808,110
Copley Partners 2                   12/2/86-8/9/91      3,000,000     2,451,234     1,106,460
Highland Capital Partners          6/28/88-6/28/93      7,500,000     4,636,048     5,015,700
Republic Industries, Inc.                  5/15/96        507,900    10,284,975    16,951,163
Renal Treatment Centers, Inc.              6/28/95         35,302       450,100       917,852
                                                                                  -----------
                                                                                  $25,078,544
                                                                                  -----------

Independent Auditors' Report

To the Trustees of MFS Series Trust II and Shareholders of
MFS Emerging Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Growth Fund (one of the Series constituting MFS Series Trust II) as of November 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years November 30, 1996 and 1995, and the financial highlights for each of the years in the ten-year period ended November 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at November 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Emerging Growth Fund at November 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
January 3, 1997

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) Emerging Growth Fund

Trustees
A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Bank of N.T. Butterfield & Son Ltd.

Abby M. O'Neill - Private Investor;
Director, Rockefeller Financial Services, Inc.
(investment advisers)

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark Consulting
Group, Inc. (office services); Trustee, Landmark
Funds (mutual funds)

Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary, Massachusetts
Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries; Director, Sundstrand
Corporation

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Manager
John W. Ballen*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

*Affiliated with the Investment Adviser

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time. (To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

[DALBAR LOGO]

For the third year in a row,
MFS earned a #1
ranking in the
DALBAR, Inc.
Broker/Dealer
Survey, Main Office
Operations Service
Quality Category. The
firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
"knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

MFS(R) Emerging
Growth Fund

500 Boylston Street
Boston, MA 02116

[DALBAR LOGO]

[MFS LOGO]

[10TH ANNIVERSARY LOGO]


Bulk Rate
U.S. Postage
P A I D
Permit #55638
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(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                       MEG-2 1/97/585M 7/207/307